Disciplined Financial Management Robert S. Shapard Executive Vice President and CFO Morgan Stanley 2004 Global Electricity & Energy Conference New York City March 25, 2004 Exelon Corporation

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K-ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K-ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 19, ComEd- Note 15, PECO-Note 14 and Generation-Note 13, and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Forward-Looking Statements

Vision Statement Energizing - Redefining performance expectations Centralizing - Adopting a single model Optimizing - Working better and smarter Emphasizing - Committing to reliability, safety and the environment Exelon strives to build exceptional value by becoming the best and most consistently profitable electricity and gas company in the United States. Through The Exelon Way, we are: Maximizing - Growing our earnings and cash flow through disciplined financial management

Our Assets - Regional Markets Note: As of 12/31/03; owned generation excludes Sithe and New England assets. Midwest Owned Generation: Contracted Gen: Total Generation: ComEd Control Area Peak Load: 11,427 MW 9,578 MW 21,005 MW 22,100 MW ERCOT/South Owned Generation: Contracted Gen: Total Generation: Load: 2,494 MW 2,875 MW 5,369 MW 2,334 MW Mid Atlantic Owned Generation: Contracted Gen: Total Generation: PECO Control Area Peak Load: 11,178 MW 250 MW 11,428 MW 8,200 MW Total Owned Generation: Contracted Gen: Total Generation: 25,099 MW 12,703 MW 37,802 MW Nuclear Hydro Coal Intermediate Peaker

Financial Forecast

2003 Weather/Sales Ent. Losses CTC Depr./Nuc Outages )&M Expenses Pension/OPEB Genco RNF AmerGen Interest Exelon Way 2004 Invisible dataset 5.22 5.39 5.36 5.18 5.06 4.98 4.98 5.15 5.25 5.36 Green 5.22 0.17 0.29 0.32 0.18 0.12 0.08 0.17 0.1 0.11 0.3 5.65 2003 2004E Interest O&M Expenses ComEd CTC Genco Rev. net Fuel Midwest Gen Exelon Way Other Risks and Opportunities +/- CTC Reset +/- Weather +/- Economy +/- Natural Gas Prices Expected EPS Drivers Depr./Amort. Nuclear Outages PECO CTC/Amort. 2004 Adjusted (non-GAAP) Operating EPS Guidance: $5.35 - $5.65 Sales Growth Normal Weather Stop Enterprises Losses Pension/ OPEB Expense AmerGen See presentation appendix for reconciliation to GAAP reported EPS.

Exelon Way Targets ($ millions) 2004 Annual Impact O&M* CapEx Total GenCo $ 80 $ 65 $ 145 $ 115 $ 125 $ 240 EED** 130 135 265 215 295 510 Total $ 210 $ 200 $ 410 $ 330 $ 420 $ 750 Cash Flow Summary 2004 Impacts GenCo $ 50 $ 65 $ 115 $ 71 $ 125 $ 196 EED 81 135 216 133 295 428 Total $ 131 $ 200 $ 331 $ 204 $ 420 $ 624 O&M CapEx Total 2006 Annual Impact O&M* CapEx Total Key Points Realized more than $170 million in O&M and capital ramp-up savings in 2003 towards 2004 goal Achieved 1,275 position reductions in 2003 for 2004 and expect 1,900 total by 2006 Severance costs accrued for planned reductions through 2004; accrual for 2005 reductions expected year end 2004 Savings exclude severance costs and are net of other costs-to-achieve (which are not expected to be significant) 2006 Impacts O&M CapEx Total * Pre-tax ** Exelon Energy Delivery

2004 Cash Flow ($ in millions) 2004E Cash from Operations 3,880 Pension Funding (360) Net Cash from Operations 3,520 Requirements: Capital Expenditures (1,860) Common Dividends (730) Transition Debt (630) Total (3,220) Free Cash Flow Goal 300

Sources of Cash 2004-2006 ($ in millions) 2004-2006E The Exelon Way Commitment 1,000+ Resolution of Boston Generating and Sithe 400 Sale of Exelon Enterprises Businesses 200 Synthetic Fuels Investment 120 Total 1,720+

ComEd 2007 Transition

ComEd Bundled Tariff for Mass Market 2003 Actual* 2007 Estimate RES SCI LCI LCI (< 3 MW) Non-Wires Rate 49 43 49.9 49.9 48.9 28 Line Losses 3 3 Wires Rate 25 31 35.1 15.1 10.1 3 77 77 Assumes 25% increase in wires charges to recover increased investment in transmission and distribution infrastructure and costs. * Representative of unbundling of existing tariff. ** Includes the cost of energy, capacity, ancillary services, load following, weather, switching and congestion. Note: Mass Market represents residential and small commercial and industrial customer classes. ** **

MWs MAIN-Northern IL Projected Supply and Demand

2004E 2005E 2006E 2007E 2008E 2009E 2010E (Peak Demand - Interruptibles) + 16% 64069 65518 67068 68761 70233 71791 73190 Capacity 68208 69103 69610 69602 70341 71868 73223 MAIN Region: Projected Peak Demand vs. Capacity Source: Platts

Illinois Commerce Commission Process ICC has committed to sponsor a workshop process on Post 2006 issues Commissioner Erin O'Connell-Diaz has been selected to chair the workshop committee; Commissioner Kevin Wright will serve on the Steering Committee Workshops are scheduled to begin April 29 with kick-off symposium and end in early fall Report to General Assembly is scheduled for the fourth quarter ICC has issued a white paper identifying issues and goals Encourage wholesale market development Minimize price impact of non-competitive wholesale environment on retail customers Design retail bundled offer with appropriate price signals

Building Value

Exelon

Market Capital – Creating Real Value

Peak Market Value

Enron	$ 67.5B
Duke Energy	$ 36.4B
Southern Company	$ 22.9B
Exelon	$ 22.6B
Dominion	$ 21.2B
TXU	$ 15.0B
Dynegy	$ 13.8B
Entergy	$ 13.6B
Edison International	$ 11.2B

3/19/04 Market Value

Southern Company	$ 22.1B
Exelon	$ 22.0B
Dominion	$ 20.7B
Duke Energy	$ 20.1B
Entergy	$ 13.3B
TXU	$ 9.7B
Edison International	$ 7.7B
Dynegy	$ 1.3B
Enron	$ 0.05B

Source: Thomson Financial

Valuation Measures P/E EPS Dividends Paid Yield 2005E (X) 3-Yr CAGR 2000-2003A (%) 3-Yr CAGR 2000-2003A (%) (%) Exelon 11.5 10.6 28.3 3.3 Entergy 12.5 10.6 9.6 3.1 Dominion Res. 12.4 10.6 0 4.0 Progress Energy 13.0 5.8 2.8 4.9 FPL Group 13.2 3.7 3.6 3.7 Cinergy 14.4 0.3 0.7 4.6 Southern 14.8 0.3 1.1 4.6 DTE Energy 11.6 -3.0 0 5.0 AEP 14.0 -3.6 -11.7 4.2 Duke Energy 18.0 -15.9 0 5.0 Average 13.5 1.9 3.4 4.2 Sources: Thomson Financial and Bloomberg Note: P/E and yield statistics as of 3/19/04 A=Actual; E=Estimate; CAGR=Compound annual growth rate

Positioned to Maximize Value Large, low-cost generation portfolio Nuclear dominated fleet Lowest cost generator in Illinois and Pennsylvania Positioned well for a competitive market Large, stable retail customer base Exelon Way Initiatives Cost reduction initiatives Revenue initiatives Focused financial discipline Strong credit position Strong free cash flow Earnings and cash flow growth without wholesale price recovery

Disciplined Financial Management

Appendix 2004 Earnings Guidance Exelon's adjusted (non-GAAP) operating earnings for 2004 are expected to be in the range of $5.35 to $5.65 per share. Our outlook for adjusted (non-GAAP) operating earnings excludes income resulting from an investment in synthetic fuel producing facilities, possible severance charges related to The Exelon Way and an anticipated gain on the implementation of FIN 46. Giving consideration to these factors, we estimate 2004 GAAP earnings will fall in a range of $5.55 to $5.85 per share. This estimate does not include any impact of future changes to GAAP.